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                                                                  EXHIBIT 10.39


         THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 14 HEREOF. NEITHER THE RIGHTS
          REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE
          EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER
        THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW.
          SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN
          WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
                               SECTION 14 HEREOF.

No. 2

                       HAYES MICROCOMPUTER PRODUCTS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

         Hayes Microcomputer Products, Inc., a Georgia corporation (the "Company"), hereby certifies that in consideration of cash payment of US $5.00, MINA HAYES, the registered holder hereof, or its permitted registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the Exercise Date hereof but not after 5:00 P.M., Atlanta, Georgia time, on the Expiration Date (as defined herein), up to 200,000 fully paid nonassessable shares, as adjusted pursuant to this Warrant (the "Warrant Shares"), of Common Stock (as defined herein) of the Company by payment of the applicable aggregate Warrant Exercise Price (as defined herein) in lawful money of the United States.

         1. Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (a) "Common Stock" means (i) the Company's common stock and
(ii) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

                  (b) "Convertible Securities" means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  (c) "Exercise Date" means the earlier to occur of (i) the date on which the Company files a registration statement on Form S-1 (or any similar form) with the Securities and Exchange Commission in connection with a proposed Initial Public Offering, or (ii) the date of the closing of a Significant Transaction.

                  (d) "Expiration Date" means the date five (5) years after the Exercise Date.



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                  (e) "Initial Public Offering" means the closing of a firm
commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock.

                  (f) "Market Price" means the fair market value of one share determined as follows: (i) where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days (or such fewer number of trading days as the Company's Common Stock may have been publicly traded) ending on the trading day prior to the date of determination of fair market value and (ii) if at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made (in determining the fair value thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries). Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Initial Public Offering, the fair market value per share shall be the per share price at which registered shares are sold to the public in the Initial Public Offering. If the holder shall purchase such shares in conjunction with the closing of any Significant Transaction, then the fair market value per share shall mean the value received by the holders of the Company's Common Stock pursuant to such Significant Transaction for each share of Common Stock, subject to the closing of such Significant Transaction.

                  (g) "Securities Act" means the Securities Act of 1933, as amended.

                  (h) "Significant Transaction" means the closing of a merger, consolidation or reorganization of the Company with or into any other corporation or corporations in which the Company is not the surviving entity (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company or a transaction or series of related transactions in which the Company issues shares representing more than 50% of the voting power of the Company, immediately after giving effect to such transaction, to a person or persons who were not Shareholders (as defined in the Shareholders' Agreement) immediately prior to such transaction.

                  (i) "Warrant Exercise Price" shall initially be US$0.714 per share and shall be adjusted and readjusted from time to time as provided in this Warrant.

                  (j) Other Definitional Provisions.
                      (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and

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         permitted assigns, (B) to the Company shall be deemed to include the
         Company's successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                     (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                    (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                     (iv) Any capitalized term not otherwise defined in this Warrant shall have the meaning ascribed to such term in that certain Shareholders' Agreement dated as of April 16, 1996 (the "Shareholders' Agreement"), by and among the Company, Dennis C. Hayes and the Shareholders.

         2.       Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part, at any time during normal business hours on or after the Exercise Date and prior to 5:00 p.m., Atlanta, Georgia time, on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share), by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Atlanta, Georgia (or at such other agency or office of the Company as the Company may designate by notice to the Holder); provided, that if such Warrant Shares are to be issued in any name other than that of the Holder, such issuance shall be deemed a transfer and the provisions of Section 14 shall be applicable. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time, not exceeding 15 days (if the Company's Common Stock is not then publicly traded) or five (5) business days (if the Company's Common Stock is then publicly traded), after such rights shall have been so exercised.

                  (b) Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue, within such 15 day or 5 business day period, as applicable,

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a new Warrant identical in all respects to the Warrant exercised except (x) such new Warrant shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the warrant exercised, less the number of Warrant Shares with respect to which such original Warrant was exercised, and (y) the Warrant Exercise Price thereof shall be the Warrant Exercise Price of the Warrant exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant
Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

                  (c) In lieu of the Holder exercising this Warrant (or any portion hereof) for cash, it may, in connection with such exercise, elect to satisfy the Warrant Exercise Price by exchanging solely (x) this Warrant (or such portion hereof) for (y) that number of Warrant Shares equal to the product of (i) the number of shares of Common Stock issuable upon such exercise of the Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash multiplied by (ii) a fraction, (A) the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Warrant Exercise Price per share of the Common Stock at the time of such exercise, and (B) the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Warrant Shares.

         3.       Covenants as to Common Stock.

                  (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

                  (b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.


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         4.       Adjustment of Warrant Exercise Price Upon Stock Splits,
Dividends, Distributions and Combinations; and Adjustment of Number of Shares.

                  (a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend (including any distribution of stock without consideration) or make a distribution with respect to outstanding shares of Common Stock or convertible securities payable in Common Stock or in convertible securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased in each case by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the denominator of which shall be the total number of shares of Common Stock, immediately after such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the product so obtained shall be thereafter the Warrant Exercise Price.

                  (b) Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price immediately after such adjustment.

         5. Adjustment of Warrant Exercise Price Upon Certain Issuances or Sales of Common Stock. Whenever the Company shall issue, sell or otherwise distribute any shares of its Common Stock (except for the Preferred Shares issuable upon the conversion of the Convertible Promissory Notes, options issued to officers and employees of the Company pursuant to plans adopted by the Board of Directors of the Company, and shares of Common Stock issuable upon the exercise of such options, shares of Common Stock issuable upon the conversion of the Preferred Shares or the Warrants and except as provided in Section 6 of this Warrant) and the amount of consideration per share is less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale, then, forthwith upon such issue or sale, and thereafter successively upon each such issue, the Warrant Exercise Price shall be reduced to the amount (calculated to the nearest one hundredth of a cent) determined by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Exercise Price, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

                  Whenever the Warrant Exercise Price is adjusted under this
Section 5, the Holder shall thereafter be entitled to purchase at the new Warrant Exercise Price the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the new Warrant Exercise Price.

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                  For the purposes of this Section 5, the following clauses (i)
to (vii), inclusive, shall also be applicable:

                           (i) in case at any time the Company shall in any manner grant any rights to subscribe for, or any rights or options to purchase, any Common Stock or any Convertible Securities, whether or not such rights or options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the purchase price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of all such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such Convertible Securities, if any, payable upon, the conversion or exchange thereof, by (y) the maximum aggregate number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than or the Warrant Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the maximum aggregate number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, except as otherwise provided in clause (iii) below;

                          (ii) in case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the purchase price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the maximum aggregate number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum aggregate number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed outstanding and to have been issued for such price per share, provided that, except as otherwise specified in clause (iii) below, (a) no further adjustments of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or upon exercise of any option to purchase any such Convertible Securities for which adjustments of the Warrant Exercise Price have been or are to be made pursuant to other

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



         provisions of this Section 5, no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale;

                         (iii) if the purchase price or number of shares purchasable provided for in any right or option referred to in clause
         (i) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution for which provision for adjustments in the Warrant Exercise Price are provided for under this Warrant), the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such Warrant Exercise price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of the changed terms; and on the expiration of any such option or right referred to in clause (i) above or the termination of any such right to convert or exchange such Convertible Securities referred to in clause
         (i) or (ii) above, the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock, if any, theretofore actually delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities;

                         (iv) in case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets, then in each such case the Warrant Exercise Price in effect immediately prior to such distribution shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the date of such distribution by a fraction whose numerator shall be (i) the Market Price per share of Common Stock immediately prior to the effective date of distribution multiplied by the total number of shares of Common Stock outstanding immediately prior to such effective date less (ii) the then fair market value (as reasonably determined by the Board of Directors) of the assets or evidences of indebtedness so distributed and whose denominator shall be such Market Price per share of the Common Stock multiplied by the total number of shares of Common Stock outstanding immediately prior to such effective date. Such adjustment shall be made whenever any such distribution is made and shall be retroactively effective as of immediately after the record date for the determination of stockholders entitled to receive such distribution;

                           (v) the consideration received for any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities issued or sold shall be deemed to be the amount received therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed in connection therewith; in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash (including any non-cash consideration received in

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         respect of any acquisition by the Company of substantially all of the stock or assets of another entity) received by the Company for such shares shall be deemed to be the value of such consideration as determined reasonably and in good faith by the Board of Directors;

                          (vi) in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution, or (y) to receive rights or options to subscribe for Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or option of subscription or purchase; and

                         (vii) the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; but the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

         6. Reorganization, Reclassification, Etc. In case of any capital reorganization, or of any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions thereof (including without limitation provisions for adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

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         7.       Notice of Adjustment of Warrant Exercise Price. Upon any
adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         8. Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Warrant Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

         9.       Notice of Certain Events.  In case at any time:

                  (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

                  (b) the Company shall propose to register any of its Common Stock under the Securities Act in connection with a public offering of such Common Stock (other than with respect to a registration statement filed on Form S-8 or such other similar form then in effect under the Securities Act);

                  (c) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (d) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in one or more of said cases, the Company shall give notice to the registered holder of this Warrant of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect

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



thereto in the case of an action specified in clause (i) and at least ten (10) days prior to the action in question in the case of an action specified in clause (ii).

         10. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         11. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

         12. Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

         13. No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         14. Transfer; Opinions of Counsel; Restrictive Legends. To the extent applicable, each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Warrant Shares without complying with the restrictions on transfer described in the legends endorsed thereon;

                  (a) The following legend under the Securities Act:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF

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



         COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Warrant Shares, the legend required by such state authority.

                  (c) The Company shall not be required (i) to transfer on its books either this Warrant or any Warrant Shares which shall have been transferred in violation of any of the provisions set forth in this Section 14, or (ii) to treat as owner of such Warrant Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Warrant Shares shall have been so transferred.

                  (d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this Section 14 shall be removed (i) if the Warrant Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or
(ii) if the holder of such Warrant Shares shall have provided the Company with an opinion from counsel, in form and acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Warrant or the Warrant Shares may be made without registration.

                  (e) Any legend endorsed on a certificate pursuant to subsection (b) of this Section 14 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Warrant or the Warrant Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

                  (f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Warrant or the Warrant Shares unless:

                      (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (A) if requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or any Warrant Shares under the Securities Act and (B) if requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

                  (g) Notwithstanding the other provisions of this Section 14, no such registration statement or opinion of counsel shall be required for any transfer by a Holder, (i) if it is a partnership or a corporation, to a partner or pro rata to its equity holder(s) of such Holder (or a third party duly authorized to act on behalf of such Holder or its partners or equity holders), or (ii) if he or she is an individual, to members of such individual's family for estate planning purposes; provided, however, that the transferee agrees in writing to be subject to the terms of this Section 14.

                  (h) Upon delivery of the foregoing opinion of counsel and the surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto as Exhibit B duly executed and funds sufficient to pay any transfer tax, the Company shall, in the event that it determines such transfer is permitted by the terms of this Warrant, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

                  (i) Except as set forth in this Section 14, the Warrant and the Warrant Shares shall be freely assignable by the Holder and its assignees.

         15. Registration Rights. The Holder shall have the same registration rights and related obligations with respect to the Warrant Shares as those set forth in Article 9 (other than Section 9.1) of the Shareholders' Agreement with respect to Registrable Securities (as defined therein) as if the Holder were a party to such Shareholders' Agreement with respect only to such
Article 9.

         16. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Warrant is in possession of the Company's Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         17. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Upon exercise of this Warrant, the Holder will confirm in writing, in form reasonably satisfactory to the Company, such Holder's investment intent.

         18. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefor or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this Section 18.

                  (a)      If to the Company:

                           Hayes Microcomputer Products, Inc.
                           5835 Peachtree Corners East
                           Norcross, Georgia  30092
                           Attention:  President
                           Telecopy:  (770) 840-6830

                  (b)      If to the Holder:

                           Mr. MINA HAYES
                           110 Bellacree Road
                           Duluth, Georgia  U.S.A.

         19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         20. Date. The date of this Warrant is April 16, 1996, This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m., Georgia time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 14 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

         21. Severability. If any provision of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Warrant.

         22. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.

                                       HAYES MICROCOMPUTER PRODUCTS, INC.

                                       By:         /s/ Dennis C. Hayes
                                          -------------------------------------
                                           Name:  Dennis C. Hayes
                                           Title: Chairman

                                  EXHIBIT A TO
                                     WARRANT

                               SUBSCRIPTION NOTICE

        TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
                        DESIRES TO EXERCISE THIS WARRANT

                       HAYES MICROCOMPUTER PRODUCTS, INC.

                  The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith [makes payment of $_______________, the aggregate Warrant Exercise Price of such Warrant Shares in full] [tenders solely this Warrant, or applicable portion hereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth herein.]

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
     --------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
        -----------------------------------------------------------------------

                                       HOLDER NAME:



                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                       [Net] Number of Warrant Shares Being
                                       Purchased
                                                 ------------------------------

Dated:  ______________, 19__

                                  EXHIBIT B TO
                                     WARRANT

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto

Name__________________________________________________________________________
                       (Please typewrite or print in block letters)

Address_______________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date____________________________ , 19_______

Signature___________________________________